                                                                   EXHIBIT 10.13

                                INTERVIDEO, INC.

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------

                                   (Employee)

     This Common Stock Purchase Agreement (the "Agreement") is made as of the 15th day of May, 1998, by and among InterVideo, Inc., a California corporation (the "Company"), Honda Shing, ("Purchaser") and the Secretary of the Company (as
                 -----------
Escrow Agent under Section 4 of this Agreement).

     The parties agree as follows:

     1.   Common Stock Purchase.
          ---------------------

          1.1  Purchase. Subject to the terms and conditions of this Agreement,
               --------
the Company hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, on the Closing Date (as defined herein) 1,000,000
                                                                   ---------
shares of the Company's Common Stock (the "Shares"), at a price of $.001 per
                                                                   -----
share ("Original Issuance Price") and an aggregate purchase price of $1,000.00.
                                                                     ---------
The term "Shares" refers to the purchased Shares, all securities or property received in replacement of Shares and all securities or property distributed with respect to Shares, in any case by way of stock dividends, splits or consolidations or pursuant to any recapitalization, consolidation, merger, reorganization or the like.

          1.2  Payment. The aggregate purchase price shall be payable in cash.
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     2.   Closing; Delivery.
          -----------------

          2.1  Closing. The purchase and sale of the Shares shall occur at a
               -------
closing (the "Closing") to be held at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as they may agree (the "Closing Date").

          2.2  Deliver. At the Closing, the Company will deliver to Purchaser a
               -------
certificate representing the Shares to be purchased by him (which shall be issued in Purchaser's name) against payment of the purchase price therefor. The purchase price for the Shares shall be paid on the Closing Date by delivery of the consideration referenced in Section 1.2 above.

     3.   Limitations on Transfer.
          -----------------------

     In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except as provided in this Section 3.

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          3.1  Repurchase Option.
               -----------------

               (a) In the event of termination of Purchaser's employment arrangement with the Company (the "Employment Arrangement") for any reason, with or without cause (whether voluntary or involuntary, including death or disability) (collectively referred to as the "Termination"), the Company shall upon the date of such Termination have an irrevocable and exclusive option (the "Repurchase Option") to repurchase up to the total number of the Shares specified in Section 3.1(b) at the Original Issuance Price per Share, as adjusted for stock splits, stock dividends, consolidations and the like.

               (b) All of the Shares purchased by Purchaser shall initially be subject to the Repurchase Option. Thereafter, the Shares initially subject to the Repurchase Option shall be released from the Repurchase Option, cumulatively, as to one fourth (1/4) of such shares after twelve (12) months following such Vesting Commencement Date and as to one forty-eighth (1/48) of such Shares after each month following such twelve (12) month period during the Employment Arrangement.

               (c) Within sixty (60) days following Purchaser's Termination, the Company shall notify Purchaser as to whether it (or its assignee) wishes to purchase all or a portion of the Shares pursuant to the exercise of the Repurchase Option. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser in writing of its (or its assignee's) intention to purchase such Shares hereunder at the repurchase price per share set pursuant to Section 3.1(a) and either (i) set a date and location for the closing of the transaction not later than thirty (30) days from the date of such notice at which time the Company (or its assignee) shall tender payment for the Shares or (ii) close the transaction by mail by including payment for the Shares with the Company's notice to Purchaser. Payment for the Shares may be in the form of cash, the Company's check or cancellation of all or a portion of Purchaser's indebtedness to the Company or any combination thereof. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and cancelled (or the Shares transferred to the Company's assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed cancelled (or the Shares transferred to the Company's assignee, if applicable) as of the date of the mailing of the Company's notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail. Shares subject to the Repurchase Option as to which the Company (or its assignee) has not exercised its Repurchase Option within ninety (90) days following Purchaser's Termination shall be released from the Repurchase Option.

          3.2  Right of First Refusal.
               ----------------------

               (a) In the event Purchaser or his transferee desires (or is required) to sell or transfer in any manner any of the Shares that are not subject to the Repurchase option, Purchaser shall first offer such Shares for sale to the Company upon the terms and conditions specified herein ("Right of First Refusal") by delivering a notice (the "Notice") to the Company stating (1) his bona fide intention to sell or otherwise transfer such Shares, (2) the number of such Shares to be sold or otherwise transferred, (3) the price for which Purchaser proposes to sell such Shares, (4) the name of the proposed buyer or transferee and (5) all additional terms and conditions, if any, of the proposed

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sale or transfer. Purchaser shall attach to the Notice a copy of the written offer, if any, reflecting the terms and conditions of the proposed sale or transfer of the Shares to the third party. In the event of a transfer not involving a sale of the Shares for a specific sum of money, or if, in the sole judgment of the Company's Board of Directors, the proposed transfer does not involve a price for the Shares negotiated by Purchaser and its proposed buyer or transferee in a bona fide "arm's length transaction," the price of the Shares shall be determined by the Company's Board of Directors in the manner specified in Section 3.4 below.

               (b) Within forty-five (45) days following receipt by the Company of the Notice ("Acceptance Period"), the Company (or its assignee) may elect to purchase all or a portion of the Shares to which the Notice refers, at the price per Share and on the same terms and conditions (or terms and conditions as reasonably similar as possible) as set forth in the Notice or at the price per Share determined pursuant to Section 3.4 in the event that the price of the Shares is to be determined by the Company's Board of Directors under Section 3.2
(a).

               (c) If the Company (or its assignee) elects to purchase such Shares hereunder, it shall notify Purchaser in writing of its intention to purchase such Shares hereunder and either (1) set a date for the closing of the transaction at a place specified by the Company not later than thirty (30) days from the date of such notice at which time the Company (or its assignee) shall tender payment for the Shares or (2) include payment for the Shares with the Company's notice to Purchaser. At such closing, the certificate(s) representing the Shares so purchased shall be delivered to the Company and canceled (and the Shares transferred to the Company's assignee, if applicable) or, in the case of payment by the Company (or its assignee) by mail, such certificate(s) shall be deemed canceled (and the Shares transferred to the Company's assignee, if applicable) as of the date of the mailing of the Company's notice and, thereafter, shall be promptly returned by Purchaser to the Company by certified or registered mail.

               (d) If the Company (or its assignee) does not elect to purchase all of the Shares to which the Notice refers, Purchaser may sell or otherwise transfer the Shares not purchased to the third party named in the Notice at the price and on the terms and conditions specified in the Notice or at a higher price; provided, that such sale or transfer is consummated within sixty (60) days from the earlier of (1) the lapse of the Acceptance Period or (2) the date of the Company's notice, whether written or oral, advising Purchaser that the Company does not intend to purchase the Shares hereunder; provided, further, that any such sale or transfer is made in accordance with all of the terms and conditions set forth in this Agreement. In the event the Shares are not disposed of by Purchaser within such sixty (60) day period, such Shares shall once again be subject to the Right of First Refusal.

          3.3  Involuntary Transfer.
               --------------------

               (a) In the event of any transfer by operation of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option") at a price (i) set pursuant to Section 3.4 for those Shares that are not subject to the Repurchase Option and (ii) equal to the Original Issuance Price, as adjusted for stock splits, stock dividends, consolidations and the like for those Shares that are subject to the Repurchase Option. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer.

              (b) The Company (or its assignee) shall notify Purchaser and the person acquiring the Shares as to whether the Company (or its assignee) wishes to purchase the Shares pursuant to the Involuntary Transfer Option within forty-five (45) days following the date on which the Company was notified of the transfer. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than thirty (30) days from the date of the Company's notice to Purchaser and the person acquiring the Shares. At such closing, the Company (or its assignee) shall tender payment for the Shares in the form of a check, cancellation of Purchaser's indebtedness to the Company or some combination thereof and the certificate(s) representing the Shares so purchased shall be canceled.

          3.4 Determination of Price by Board. With respect to the Shares to be
              -------------------------------
transferred pursuant to the Right of First Refusal or the Involuntary Transfer Option where the price per Share is to be determined pursuant to this Section 3.4, the price per Share shall be a price set by the Board of Directors of the Company that will reflect the then current value of such Shares. The Company shall notify Purchaser, his representative or the person acquiring the Shares under Section 3.3 of the price so determined within forty-five (45) days after receipt by the Company of written notice of the transfer or proposed transfer of the Shares.

          3.5 Restriction on Alienation. Purchaser agrees that Purchaser will
              -------------------------
not sell, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares subject to the Repurchase Option, or any right or interest therein, whether voluntarily, by operation of law or otherwise, without the prior written consent of the Company. Any sale, transfer or disposition or purported sale, transfer or disposition of any of the Shares by Purchaser shall be null and void unless the terms, conditions and provisions of this Agreement are strictly complied with. Purchaser hereby authorizes and directs the Escrow Agent or the Transfer Agent of the Company, as applicable, to transfer the Shares as to which the Repurchase Option, Right of First Refusal or Involuntary Transfer Option has been exercised from Purchaser to the Company (or its assignee). Purchaser further authorizes the Company to refuse, or to cause the Escrow Agent or its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

          3.6 Assignment By Company. The Company's Repurchase Option, Right of
              ---------------------
First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

          3.7 Obligations Binding Upon Transferees. All transferees of Shares or
              ------------------------------------
any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement, including, insofar as applicable, the Company's Repurchase Option, Right of First Refusal and Involuntary Transfer Option under this Section 4. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

          3.8 Termination of Rights. The Repurchase Option, Right of First
              ---------------------
Refusal and the Involuntary Transfer Option granted by this Section 3 shall terminate on the occurrence of the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to, another corporation, except that these restrictions on transfer shall not terminate if immediately after such merger, consolidation or sale of assets, at least fifty-one percent (51%) of the capital stock of such other corporation is owned by persons who are holders of shares of capital stock of the Company immediately before such merger, consolidation or sale. The Right of First Refusal and Involuntary Transfer Option granted by this Section 3 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to purchasers in exchange for the Shares purchased under this Agreement). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or the Common Stock is traded on the over-the-counter market and prices are published daily on business days in a recognized financial journal.

          3.9  Replacement Certificate. In the event the restrictions imposed by
               -----------------------
this Agreement shall be terminated as provided in this Section 3 a new certificate or certificates representing the Shares shall be issued, on request, without the legend referred to in Section 6.1(b) herein.

          3.10 Excluded Transfers. The restrictions on transfer of this Section
               ------------------
3 shall not apply to an inter-vivos transfer to Purchaser's ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee shall take such Shares subject to all the terms of this Agreement, including restrictions on further transfer.

          3.11 Indebtedness. Notwithstanding any provision to the contrary in
               ------------
this Agreement, any payment by the Company for purchase of Shares from Purchaser may be made by cancellation of any indebtedness to Company from Purchaser.

          3.12 Market Standoff Agreement. Purchaser, if requested by the Company
               -------------------------
and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Purchaser during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act (as hereafter defined), provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in the form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

     4.   Escrow; Escrow Instructions.
          ---------------------------

     As security for Purchaser's faithful performance of the terms and provisions of this Agreement and to insure the availability for delivery of the Shares upon the Company's (or its assignee's) exercise of the Repurchase Option, Right of First Refusal or Involuntary Transfer Option, Purchaser shall, at the Closing Date, deliver and deposit with the Secretary of the Company, or such other person designated by the Company as Escrow Agent in this transaction, the share certificate(s) representing the Shares, together with a stock assignment duly endorsed in blank (in the form of Exhibit A to this Agreement). The Escrow
                                       ---------
Agent is hereby authorized and directed to hold the documents delivered to the Escrow Agent pursuant to the terms of this Agreement including the stock certificate(s) evidencing the Shares and the stock assignment in accordance with the following terms of this Section 4.

          4.1 Rights Exercise. In the event the Company (or its assignee) shall
              ---------------
elect to exercise the Repurchase Option, Right of First Refusal or Involuntary Transfer Option set forth in Section 3 of this Agreement (collectively the "Rights") in whole or in part, the Company (or its assignee) shall give to Purchaser and to Escrow Agent a written notice specifying a time, place and/or manner for a closing hereunder.

          4.2 Closing Instructions. Purchaser and the Company hereby irrevocably
              --------------------
authorize and direct Escrow Agent to take all such actions as may be necessary or proper to close the transaction contemplated by such notice in accordance with the terms of such notice. At the closing, Escrow Agent is directed to (i) date such stock assignment as shall be necessary for the specific transfer, (ii) fill in the number of Shares being transferred, and (iii) deliver the same, together with the certificate(s) evidencing the Shares to be transferred, to the Company (or its assignee) as provided in this Agreement against the simultaneous delivery to Escrow Agent of the purchase price for the number of Shares being purchased pursuant to this Agreement.

          4.3 Additional Share Deposit. Purchaser irrevocably authorizes the
              ------------------------
Company to deposit with Escrow Agent any securities (including additional shares of the Company's Common Stock) or other property (including cash) which Purchaser would be entitled to receive on account of any Shares held by Escrow Agent hereunder. To facilitate the performance of this Agreement, Purchaser irrevocably constitutes and appoints Escrow Agent as his attorney-in-fact and agent for the term of the escrow to execute with respect to such Shares all stock certificates, stock assignments, or other instruments, which shall be necessary or appropriate to make such securities negotiable and to complete any transaction contemplated under this Agreement, including but not limited to any filings to comply with state or federal securities laws.

          4.4 Share Release. Upon written request from the Company and
              -------------
Purchaser, Escrow Agent is authorized to release from escrow the number of Shares indicated in that written request pursuant to this Agreement.

          4.5 Escrow Termination. The escrow shall terminate upon the
              ------------------
termination of the Company's Rights under Section 3 of this Agreement. Upon termination of this escrow, Escrow Agent shall delivery to Purchaser all documents, securities, or other property belonging to Purchaser that are still in Escrow Agent's possession, and Escrow Agent shall be discharged of all further obligations under Section 4.

          4.6 Escrow Amendment. Escrow Agent's duties hereunder may be altered,
              ----------------
amended, modified, or revoked only by a writing signed by all of the parties to this Agreement and approved by Escrow Agent.

          4.7 Escrow Agent Liability. Escrow Agent shall not be personally
              ----------------------
liable for any act Escrow Agent may do or omit to do hereunder as Escrow Agent or attorney-in-fact for Purchaser while acting in good faith and in the exercise of Escrow Agent's own good judgment and any act done or omitted by Escrow Agent pursuant to the advice of Escrow Agent's own attorneys shall be conclusive evidence of such good faith. Escrow Agent shall not be liable in any respect on account of the identities, authorities or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. Escrow Agent shall not be liable for the termination of any rights under any applicable statute of limitations with respect to the provisions of this Section 4 or any documents deposited with Escrow Agent.

          4.8  Court Orders. Escrow Agent is hereby expressly authorized to
               ------------
disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Escrow Agent obeys or complies with any such order, judgment or decree of any court, Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree shall be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          4.9  Execution Effect. By signing this Agreement, the Escrow Agent
               ----------------
becomes a party hereto only for the purpose of Section 4 and for no other provisions of this Agreement.

          4.10 Escrow Agent Successors. If, prior to the termination of this
               -----------------------
Escrow, Escrow Agent shall die or shall cease to be Secretary of the Company, any other officer of the Company may, from time to time, at the request of the Company's Board of Directors, discharge any of the duties and perform any of the acts to be performed by Escrow Agent as Escrow Agent.

     5.   Investment Representations.
          --------------------------

     In connection with the acquisition of the Shares, Purchaser represents to the Company the following:

          5.1  Investment. Purchaser is acquiring the Shares to be issued to
               ----------
Purchaser for investment for Purchaser's own account and not with the view to, or for resale in connection with, any distribution, assignment or resale within the meaning of the Securities Act of 1933 (the "Securities Act") or the California Corporate Securities Law of 1968, as amended ("California Securities Law") to others and no other person has a direct or indirect beneficial interest, in whole or in part, in such Shares. Purchaser understands that the Shares to be issued to Purchaser have not been and will not be registered under the Securities Act or qualified under the California Securities Law or under the laws of any other state of the United States in reliance upon specific exemptions therefrom which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and in any other representations, warranties or information provided by Purchaser to the Company under this Agreement.

          5.2  Restrictions on Transfer. Purchaser acknowledges that the Shares
               ------------------------
to be issued to Purchaser must be held indefinitely unless subsequently registered and qualified under the Securities Act or unless an exemption from registration and qualification is otherwise available. Purchaser further understands that the Company is under no obligation to register or qualify the Shares.

          5.3 Rule 144. Purchaser is aware of the provisions of Rule 144,
              --------
promulgated under the Securities Act, which permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

          5.4 Exemption from Registration. Purchaser further acknowledges that,
              ---------------------------
in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required.

          5.5 Relationship to Company; Experience. Purchaser either has a
              -----------------------------------
preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or, by reason of Purchaser's business or financial experience has the capacity to protect Purchaser's own interests in connection with Purchaser's acquisition of the Shares to be issued to Purchaser hereunder. Purchaser has such knowledge and experience in financial, tax and business matters to enable Purchaser to utilize the information made available to Purchaser in connection with the acquisition of the Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

          5.6 Purchaser's Liquidity. In reaching the decision to invest in the
              ---------------------
Shares, Purchaser has carefully evaluated Purchaser's financial resources and investment position and the risks associated with this investment, and Purchaser acknowledges that Purchaser is able to bear the economic risks of the investment. Purchaser (i) has adequate means of providing for Purchaser's current needs and possible personal contingencies, (ii) has no need for liquidity in Purchaser's investment, (iii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iv) at the present time, can afford a complete loss of such investment. Purchaser's commitment to investments which are not readily marketable is not disproportionate to Purchaser's net worth and Purchaser's investment in the Shares will not cause Purchaser's overall commitment to become excessive.

          5.7 Offer and Sale. Purchaser understands that the offer and sale of
              --------------
the Shares have not been registered under the Securities Act in reliance upon exemption therefrom. Purchaser was not offered or sold the Shares, directly or indirectly, by means of any form of general solicitation or general advertisement, including the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by general solicitation or general advertising.

          5.8 Access to Data. Purchaser is aware of the Company's business
              --------------
affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser acknowledges that during the course of this transaction and before deciding to acquire the Shares, Purchaser has been provided with financial and other written information about the Company. Purchaser has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Shares, and Purchaser's investment that Purchaser felt necessary; and to the extent Purchaser availed himself of that opportunity, Purchaser has received satisfactory information and answers.

          5.9  Risks. Purchaser acknowledges and understands that (i) an
               -----
investment in the Company constitutes a high risk, (ii) the Shares are highly speculative, and (iii) there can be no assurance as to what return, if any, there may be. Purchaser is aware that the Company may issue additional securities in the future which could result in the dilution of Purchaser's ownership interest in the Company.

          5.10 Valid Agreement. This Agreement when executed and delivered by
               ---------------
Purchaser shall constitute a valid and legally binding obligation of Purchaser which is enforceable in accordance with its terms.

          5.11 Residence. The address set forth on the signature page of this
               ---------
Agreement is Purchaser's current address and accurately sets forth Purchaser's place of residence.

     6.   Securities Compliance.
          ---------------------

          6.1  Legends. The certificate or certificates representing the Shares
               -------
shall bear legends in substantially the following form (in addition to any other legend imposed by applicable blue sky laws):

               (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          6.2  No Qualification. THE SALE OF THE SECURITIES WHICH ARE THE
               ----------------
SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA CORPORATIONS COMMISSIONER, IS SUBJECT TO SUCH QUALIFICATION OR AN EXEMPTION BEING AVAILABLE, AND THE ISSUANCE OF SUCH SECURITIES, OR THE RECEIPT OF ANY PART OF THE CONSIDERATION PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

          6.3  Transfers. In addition to the restrictions imposed under Section
               ---------
3, all transfers of Shares or any interest in any such Shares shall be made in strict compliance with applicable state and federal securities laws.

     7.   Tax Considerations.
          ------------------

          7.1 Tax Effects. Purchaser understands that the tax consequences to
              -----------
Purchaser as a result of this transaction depend on Purchaser's individual circumstances and the characterization of this transaction. Further, Purchaser will be responsible for any personal tax liability, whether federal, state or local, as a result of this transaction and Purchaser's ownership of the Shares. Purchaser has consulted with Purchaser's own advisor(s) with respect to this transaction and has not relied on any advice from the Company or any of its officers, directors, agents or representatives.

          7.2 Tax Election. Purchaser shall notify the Company in writing if
              ------------
Purchaser files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986 within thirty (30) days from the date of the sale of the Shares hereunder. The Company intends, in the event it does not receive from Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to Purchaser in the absence of such an election.

     8.   Miscellaneous.
          -------------

          8.1 Amendment. This Agreement may only be amended by written agreement
              ---------
between Company and Purchaser (or with respect to Section 4, by written agreement among the Company, Purchaser and the Escrow Agent).

          8.2 Notices. Any notice, demand, request or other communications
              -------
hereunder shall be in writing and shall be deemed sufficient when delivered personally or sent by courier or upon deposit in the U.S. mail, as certified, registered or first class mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the President, if to Purchaser, at his address as shown on the stock records of the Company or if to Escrow Agent, at the Company's principal place of business, Attention: the Secretary. The address to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given to all other parties as provided herein.

          8.3 Successors and Assigns. The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by, the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          8.4 Further Actions. Both parties agree to execute any additional
              ---------------
documents and take such further action as may be reasonably necessary to carry out the purposes of this Agreement.

          8.5 Shareholder Rights. Subject to the provisions of this Agreement,
              ------------------
Purchaser shall during the term of this Agreement exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

          8.6 Injunctive Relief. Purchaser agrees that the Company and/or other
              -----------------
shareholders shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violations of this Agreement, such right to be in addition to any of the remedies of the Company. No remedy provided herein is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

          8.7  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California.

          8.8  Severability. If any provision of this Agreement is held by a
               ------------
court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes, tenor and effect of this Agreement.

          8.9  No Employment Effect. Nothing contained herein shall confer upon
               --------------------
Purchaser any right to continue in the employ of the Company, and the Company reserves all rights to discharge Purchaser for any reason whatsoever, with or without cause.

          8.10 Expenses. Each party hereto shall pay his own expenses incurred
               --------
(including, without limitation, the fees of counsel) on his behalf in connection with this Agreement or any transactions contemplated by this Agreement.

          8.11 Entire Agreement. This Agreement embodies the entire agreement
               ----------------
and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior and contemporaneous written or oral communications or agreements between the Company and Purchaser regarding the subject matter hereof and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

          8.12 Waivers. No waiver of any provision of this Agreement or any
               -------
rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

          8.13 Counterparts. This Agreement may be executed in one or more
               ------------
counterparts each of which shall be an original and all of which together shall constitute one and the same instrument.

          8.14 Attorneys' Fees. If any legal action or any arbitration or other
               ---------------
proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

INTERVIDEO, INC.                                 PURCHASER

By:/s/ Wen fang Ro                               By:/s/ Honda Shing
_________________________________               ________________________________

Title:  President                                Name: Honda Shing
      ----------------------------                    -------------------------


For purposes of Section 4 only:                  Address: 3650 Buckley St. #404
                                                         ----------------------

                                                 Santa Clara, CA 95051
                                                 ------------------------------

                                                 ______________________________


ESCROW AGENT

By:/s/ Wen fang Ro
_________________________________


Vesting Commencement Date
(for purpose of Section 4.1):

       Upon employment
----------------------------------

                                SPOUSE'S CONSENT

     I acknowledge that I have read the foregoing Common Stock Purchase Agreement and that I know its content. I am aware that by its provisions my spouse agrees to sell all his Shares, including any community property interest I may have, on the occurrence of certain events. I hereby consent to the sale, approve the provisions of the Agreement and agree that these Shares and any interest I may have in them are subject to the provisions of the Common Stock Purchase Agreement and that I will take no action at any time to hinder the operation of the Common Stock Purchase Agreement on these Shares or any interest I may have in them.

                                                   Spouse of Purchaser

                                                   ____________________________

                                     Spouse's Name:____________________________